Exhibit (b)(1)(N)
LIMITED LIABILITY PARTNERSHIP

CONFORMED COPY

DATED 30 JUNE 2006

CEMEX ESPAÑA, S.A.
AS COMPANY

BANCO BILBAO VIZCAYA ARGENTARIA S.A.
BANCO SANTANDER CENTRAL HISPANO, S.A.
     CALYON SUCURSAL EN ESPAÑA
CITIGROUP GLOBAL MARKETS LIMITED
AS ARRANGERS AND BOOKRUNNERS

AND

CITIBANK INTERNATIONAL PLC
AS AGENT

GLOBAL TRANSFER, RETRANCHING AND AMENDMENT
AGREEMENT RELATING TO
A US$2,300,000,000 (ORIGINALLY US$3,800,000,000)
TERM AND REVOLVING FACILITIES AGREEMENT
     DATED 24 SEPTEMBER 2004
(AS AMENDED ON 8 NOVEMBER 2004
AND 25 FEBRUARY 2005 AND AS AMENDED
AND RESTATED ON 7 JULY 2005)

THIS AGREEMENT is made on 30 June 2006

BETWEEN

(1)	CEMEX ESPAÑA, S.A., a company (sociedad anónima) incorporated under the laws of Spain, registered in the Commercial Registry Registro Mercanti) under Volumes (Tomos) 9743 and 9744, Section 8 of the Company's Book (Libro de Sociedades), Folios (Folios) 1 and 166, Page: M-156542, NIF A46/004214 (the "Company" or the "Borrower");

(2)	THE SUBSIDIARIES of the Company listed in Part A of Schedule 1 as guarantors (the "Guarantors");

(3)	CITIBANK INTERNATIONAL PLC as facility agent for the Lenders (the " Agent");

(4)	BANCO BILBAO VIZCAYA ARGENTARIA S.A., BANCO SANTANDER CENTRAL HISPANO, S.A., CALYON SUCURSAL EN ESPAÑA and CITIGROUP GLOBAL MARKETS LIMITED as arrangers and bookrunners (the "Arrangers");

(5)	THE FINANCIAL INSTITUTIONS named in Part B of Schedule 1 as remaining lenders (the "Remaining Lenders"); and

(6)	THE FINANCIAL INSTITUTIONS named in Part C of Schedule 1 as transferring lenders (the " Transferring Lenders").

IT IS AGREED as follows.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Amended Agreement" means the Original Facilities Agreement as amended by this Agreement.

"Continuing Loans" means the Loans specified as Continuing Loans and detailed in Schedule 2 (Effective Date Facilities, Commitments and Loans Outstanding) representing amounts owed to the Remaining Lenders prior to the Effective Date which remain owing to the Remaining Lenders following the retranching effected on the Effective Date pursuant to Clause 4 (Global Transfer, Retranching and Amendment).

"Counterparty" means each of the Obligors and the Agent.

"Effective Date" means 5 July 2006, on which date the Agent shall confirm to the Lenders that it has received each of the documents listed in Schedule 3 (Conditions Precedent) in a form and substance satisfactory to the Agent.

"Effective Date Loans" means the Loans owed to the Remaining Lenders as at the Effective Date which are specified as Effective Date Loans and detailed in Schedule 2 (Effective Date Facilities, Commitments and Loans Outstanding) representing amounts owed to Transferring Lenders prior to the Effective Date which are transferred to the Remaining Lenders on the Effective Date pursuant to Clause 4 (Global Transfer, Retranching and Amendment).

"Effective Date Rate" means the LIBOR or EURIBOR (as the case may be) applicable to an Effective Date Loan from the Effective Date, as calculated by the Agent in accordance with Clause 4.3.1 of this Agreement and communicated by the Agent to the Company and the Remaining Lenders prior to the Effective Date.

"Original Facilities Agreement" means the US$2,300,000,000 (originally US$3,800,000,000) multicurrency term and revolving credit facility made between (amongst others) the Company and Citigroup Global Markets Limited and Goldman Sachs International dated 24 September 2004 (as amended on 8 November 2004 and 25 February 2005 and as amended and restated on 7 July 2005).

"Transferring Lenders" means the Lenders listed in Part C of Schedule 1 (The Parties).

1.2	Incorporation of Defined Terms

1.2.1	Terms defined in the Original Facilities Agreement shall, unless otherwise defined herein, have the same meaning herein.

1.2.2	The principles of construction set out in the Original Facilities Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause or a Schedule hereof. Clause headings are for ease of reference only.

1.4	Third Party Rights

A person who is not a party to this Agreement has no rights under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.	CONDITIONS PRECEDENT

The provisions of Clause 4 (Global Transfer, Retranching and Amendment) shall be effective only if, not later than 9.30 am in London two Business Days before the Effective Date, the Agent has received all the documents and other evidence listed in Schedule 3 (Conditions Precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Company, the Remaining Lenders and the Transferring Lenders upon being so satisfied.

3.	REPEATING REPRESENTATIONS

3.1	The Repeating Representations (as defined in the Original Facilities Agreement) are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

3.1.1	the date of this Agreement; and

3.1.2	the Effective Date.

4.	GLOBAL TRANSFER, RETRANCHING AND AMENDMENT

4.1	Simultaneous occurrences on Effective Date

On the Effective Date, the following shall occur simultaneously:

4.1.1	all of the rights, benefits and obligations of the Transferring Lenders under the Original Facilities Agreement shall be transferred to the Remaining Lenders and for the avoidance of doubt, the Transferring Lenders shall be paid all amounts of principal and interest outstanding on the Effective Date;

4.1.2	the Facilities and the Loans outstanding thereunder shall be retranched and split so that they are as set out in Schedule 2 (Effective Date Facilities, Commitments and Loans Outstanding); and

4.1.3	the Original Facilities Agreement shall be amended as set out in Schedule 5 (Amendments to the Original Facilities Agreement).

4.2	Break Costs

4.2.1	Each Transferring Lender shall, as soon as reasonably practicable after receiving a demand delivered by the Agent on or prior to the Effective Date, provide a certificate to the Agent and the Company confirming in reasonable detail the amount of any break funding costs which will be incurred by it pursuant to the transfers made under Clause 4.1.1 above (on the same basis as would have been due under Clause 12.4 ( Break Costs) of the Original Facilities Agreement) if the Loans owed to the Transferring Lenders had been repaid in full by the Company on the Effective Date.

4.2.2	The Company shall, within three Business Days of demand by a Transferring Lender, pay to that Transferring Lender any break funding costs due under Clause 4.2.1 above and any amounts owed to the Transferring Lenders under the Finance Documents other than principal and interest claims transferred under Clause 4.1.1 above.

4.3	Interest on Effective Date Loans

4.3.1	For the purposes of calculating the rate of interest payable by the Company to the Remaining Lenders on any Effective Date Loan for the Interest Period beginning on the Effective Date pursuant to Clause 10.1 (Calculation of Interest) of the Amended Agreement, the LIBOR or EURIBOR (as the case may be) to be used in such calculations shall be the Effective Date Rate applicable to such Effective Date Loan.

4.3.2	Each Effective Date Rate shall be calculated by the Agent by applying the Screen Rate definition in the Amended Agreement and, where necessary, by interpolating on a linear basis between the rate quoted in respect of the longest period (for which a rate is quoted) which is less than the Relevant Period and that quoted in respect of the shortest period (for which a rate is quoted) which exceeds the Relevant Period on the appropriate Telerate screen selected by the Agent (or if there is no Telerate screen, such other appropriate screen as the Agent may select); and

(a) For the purposes of this Clause 4.3, "Relevant Period" shall mean the period from the Effective Date to the next occurring last day of the Interest Period for a Continuing Loan outstanding under the relevant Facility and denominated in the same currency as the relevant Effective Date Loan.

4.3.3	For the avoidance of doubt, interest on any Continuing Loans shall continue to be calculated on the same basis as applies prior to the Effective Date for the remainder of the applicable Interest Period following the Effective Date.

4.4	Exclusion of Liability

4.4.1	The Agent, the Arrangers and the Transferring Lenders make no representation or warranty and assume no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Amended Agreement or any document relating thereto and assume no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of their respective obligations under or for the accuracy of any statements (whether written or oral) made in or in connection with any Finance Documents to which they are party or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.4.2	Nothing in any Finance Document obliges a Transferring Lender to support any losses directly or indirectly incurred by the Remaining Lenders by reason of the non-performance by any Obligor of its obligation under the Finance Documents or otherwise.

5.	NON-CONSENTING LENDERS

All Lenders to this Agreement hereby acknowledge that some Lenders may not wish to continue in their role as Lenders under the Original Facilities Agreement as amended by this Agreement (each a "Non-Consenting Lender"). On this basis, all Lenders, by their execution of this Agreement, give their irrevocable consent that should the Borrower so choose, it may repay the outstanding principal amount owing to each such Non-Consenting Lender, together with all accrued interest, fees and other amounts payable to that Non-Consenting Lender at the time of repayment, pursuant to the provisions of the Original Facilities Agreement.

6.	CONTINUITY AND FURTHER ASSURANCE

6.1	Consent

Each Counterparty and the Arrangers hereby consent to the transfers made pursuant to Clause 4 (Global Transfer, Retranching and Amendment).

6.2	Continuing Obligations

The provisions of the Finance Documents shall, save as amended hereby, continue in full force and effect.

6.3	Further Assurance

Each Obligor shall, at the reasonable request of the Agent and at its own expense, do all such acts and things, as permitted under applicable laws, necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.4	Guarantee Confirmation

Each Guarantor hereby agrees, acknowledges and confirms for the benefit of each Finance Party that its guarantee given under the Original Facilities Agreement will remain in full force and effect notwithstanding amendments effected by this Agreement.

6.5	Agent's Waiver

The Agent waives the requirement for the payment of the fee referred to in Clause 25.3 (Assignment or transfer fee) of the Original Facilities Agreement in respect of the transfers effected pursuant to this Agreement.

7.	INDEMNITY

7.1	Indemnity for Remaining Lenders

If, as a result of the operation of Clause 2 ( Conditions Precedent), the transfers contemplated by Clause 4 ( Global Transfer, Retranching and Amendment) are not effective on the Effective Date, the Company shall, within three Business Days of demand, indemnify each Remaining Lender against any cost, loss or liability incurred by that Remaining Lender as a result of funding or making arrangements to fund the portion of any Effective Date Loan which would otherwise have been transferred to such Remaining Lender in accordance with Clause 4 Global Transfer, Retranching and Amendment).

8.	MISCELLANEOUS

8.1	Incorporation of terms

The provisions of Clause 32 (Notices), Clause 34 (Partial invalidity), Clause 35 (Remedies and waivers ), Clause 38 (Governing law) and Clause 39 (Enforcement) of the Original Facilities Agreement shall be incorporated into this Agreement as if set out in full in this Agreement, as if references in those clauses to "this Agreement" are references to this Agreement and as if references in those clauses to "Party" and "Lender" include the Remaining Lenders.

8.2	Designation as Finance Document

The Borrower and the Agent designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of Finance Document in the Original Facilities Agreement.

8.3	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.

SCHEDULE 1
THE PARTIES

Part A
The Obligors

Name of Original Borrower	Registration Number (or equivalent, if any)
Cemex España, S.A.	No. Hoja-Registro Mercantil, Madrid: M- 156542, NIF A46/004214
Name of Guarantor	Registration Number (or equivalent, if any)
No. Hoja-Registro Mercantil, Madrid: M- 156542, NIF A46/004214

Trade Register of the Chamber of Commerce and Industry in Amsterdam (The Netherlands)
Cemex Caracas Investments B.V.	34121194
Cemex Caracas II Investments B.V.	34159953
Cemex Egyptian Investments B.V.	34108365
Cemex Asia B.V.	34228466
Cemex American Holdings B.V.	34213058
Cemex Shipping B.V.	34213063

Part B

The Remaining Lenders

Joint Bookrunners
Banco Bilbao Vizcaya Argentaria S.A.
Banco Santander Central Hispano, S.A.
Calyon Sucursal en España
Citigroup Global Markets Limited

Mandated Lead Arrangers

Banco Español de Credito S.A.
BNP Paribas
Fortis Bank S.A., Sucursal en España
HSBC Bank plc, Sucursal en España
Instituto de Credito Oficial
JPMorgan Chase Bank N.A., Sucursal en España
The Royal Bank of Scotland plc
West LB, AG Sucursal en España

Other Lenders
Banco Nazionale del Lavoro, S.p.A., Sucursal en España
Banca di Roma, S.p.A.
Barclays Bank PLC
Bayerische Landesbank
BoA Netherlands Coöperatieve, U.A.
BRED Banque Populaire
Caja de Ahorros de Asturia s
Caja de Ahorros de Galicia
Caja de Ahorros y Monte de Piedad de Madrid
Deutsche Bank Luxembourg S.A.
Dresdner Bank AG, New York Branch
IKB International S.A.
ING Belgium, S.A., Sucursal en España
Lloyds TSB Bank plc
SANPAOLO IMI S.p.A.
Scotiabank Europe plc
Société Générale
The Bank of Tokyo - Mitsubishi UFJ, Ltd., Sucursal en España
The Governor and Company of the Bank of Ireland

Part C

The Transferring Lenders

ABN AMRO Bank N.V., Sucursal en España
Bankinter S.A.
Banca Intesa S.p.A.
Banco de Galicia, S.A.
Banco de Sabadell, S.A.
Banco Popular Español, S.A.
Bank of China (Luxembourg) S.A.
Caja de Ahorros del Mediterraneo
Centrobanca S.p.A.
Credit Industriel et Commercial
Mizuho Corporate Bank Nederland N.V.
Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeira, Malaga y Antequeria (UNICAJA)

SCHEDULE 2
EFFECTIVE DATE FACILITIES, COMMITMENTS AND LOANS OUTSTANDING

Part A
Effective Date Facilities

Facility	Amount ($)	Type	Termination Date
Facility A	525,000,000	Multcurrency Revolving	36 months after 24 September 2004
Facility B	1,050,000,000	Multicurrency Revolving	60 months after 24 September 2004
Facility C	525,000,000	Multicurrency Revolving	60 months after 1 July 2006 (subject to extension option)
Total Facilities	2,100,000,000

Part B
Commitments

	Facility A (US$)	Facility B (US$)	Facility C (US$)
Joint Bookrunners
Banco Bilbao Vizcaya Argentaria S.A.	42,516,397.50	90,032,795.00	45,568,732.00	178,117,924.50
Banco Santander Central Hispano, S.A.	29,577,408.50	59,154,817.00	29,577,408.50	118,309,634.00
Calyon Sucursal en España	29,577,408.50	59,154,817.00	29,577,408.50	118,309,634.00
Citibank International PLC, Sucursal en España	42,561,397.50	90,032,795.00	45,568,732.00	178,117.924.50
Mandated Lead Arrangers
Banco Español de Credito S.A.	25,375,000.00	50,750,000.00	25,375,000.00	101,500,000.00
BNP Paribas	25,375,000.00	50,750,000.00	25,375,000.00	101,500,000.00
Fortis Bank S.A., Sucursal en España	32,000,000.00	64,000,000.00	32,000,000.00	128,000,000.00

	Facility A (US$)	Facility B (US$)	Facility C (US$)	Total Facilities (US$)
HSBC Bank plc, Sucursal en España	22,875,000.00	45,750,000.00	22,875,000.00	91,500,000.00
Instituto de Credito Oficial	31,250,000.00	62,500,000.00	31,250,000.00	125,000,000.00
JPMorgan Chase Bank N.A., Sucursal en España	25,375,000.00	50,750,000.00	25,375,000.00	101,500,000.00
The Royal Bank of Scotland plc	25,375,000.00	50,750,000.00	25,375,000.00	101,500,000.00
West LB, AG Sucursal en España	25,375,000.00	50,750,000.00	25,375,000.00	101,500,000.00
Other Lenders
Banca Nazionale del Lavoro, S.p.A., Sucursal en España	3,750,000.00	7,500,000.00	3,750,000.00	15,000,000.00
Banca di Roma, S.p.A.	10,000,000.00	20,000,000.00	10,000,000.00	40,000,000.00
Barclays Bank PLC	16,988,309.00	33,976,618.00	16,988,309.00	67,953,236.00
Bayerische Landesbank	11,104,669.00	22,209,338.00	11,104,669.00	44,418,676.00
BoA Netherlands Coöperatieve, U.A.	8,988,309.00	17,976,618.01	8,988,309.00	35,953,236.01
BRED Banque Populaire	8,750,000.00	7,500,000.00	13,750,000.00	30,000,000.00
Caja de Ahorros de Asturias	4,050,000.00	8,100,000.00	4,050,000.00	16,200,000.00
Caja de Ahorros de Galicia	2,500,000.00	5,000,000.00	2,500,000.00	10,000,000.00
Caja de Ahorros y Monte de Piedad de Madrid	9,072,500.00	18,145,000.00	9,072,500.00	36,290,000.00
Deutsche Bank Luxembourg S.A.	11,104,669.00	22,209,338.00		33,314,007.00
Dresdner Bank AG, New York Branch	5,000,000.00	10,000,000.00	5,000,000.00	20,000,000.00
IKB International S.A.	4,987,500.00	9,975,000.00	4,987,500.00	19,950,000.00
ING Belgium, S.A., Sucursal en España	14,850,229.00	29,700,458.00	14,850,229.00	59,400,916.00
Lloyds TSB Bank plc	14,322,978.00	28,645,956.00	14,322,978.00	57,291,912.00
SANPAOLO IMI S.p.A.	9,722,500.00	19,445,000.00	9,722,500.00	38,890,000.00
Scotiabank Europe plc	12,070,725.00	24,141,450.00	12,070,725.00	48,282,900.00
Société Générale	5,000,000.00	10,000,000.00	5,000,000.00	20,000,000.00

	Facility A (US$)	Facility B (US$)	Facility C (US$)	Total Facilities (US$)
The Bank of Tokyo-Mitsubishi, UFJ, Ltd., Sucursal en España	5,550,000.00	11,100,000.00	5,550,000.00	22,200,000.00
The Govenor and Company of the Bank of Ireland	10,000,000.00	20,000,000.00	10,000,000.00	40,000,000.00
	525,000,000.00	1,050,000,000.00	525,000,000.00	2,100,000,000.00
Transferring Lenders
ABN AMRO Bank N.V., Sucursal en España	16,988,309.00	33,976,618.00	16,988,309.00	67,953,236.00
Bankinter S.A.	3,750,000.00	7,500,000.00	3,750,000.00	15,000,000.00
Banca Intesa S.p.A.	3,750,000.00	7,500,000.00	3,750,000.00	15,000,000.00
Banco de Galicia, S.A.	4,860,000.00	9,720,000.00	4,860,000.00	19,440,000.00
Banco de Sabadell, S.A.	5,000,000.00	10,000,000.00	5,000,000.00	20,000,000.00
Banco Popular Español, S.A.	1,620,000.00	3,240,000.00	1,620,000.00	6,480,000.00
Bank of China (Luxembourg) S.A.	5,000,000.00	20,000,000.00		25,000,000.00
Caja de Ahorros del Mediterraneo	4,860,000.00	9,720,000.00	4,860,000.00	19,440,000.00
Centrobanca S.p.A.	15,000,000.00	10,000,000.00	5,000,000.00	30,000,000.00
Credit Industriel et Commercial	11,250,000.00	22,500,000.00	11,250,000.00	45,000,000.00
Mizuho Corporate Bank Nederland N.V.	15,375,000.00	50,750,000.00	25,375,000.00	91,500,000.00
Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria, Malaga y Antequeria (UNICAJA)	1,6200,000.00	3,240,000.00	1,620,000.00	6,480,000.00

Part C

Loans Outstanding

Facility A Loans

		1		2

		Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans
		EUR 60,000,000.00 USD 1.2555 USD 75,330,000.01	EUR 54,782,608.70 USD 1.2555 USD 68,779,565.22	EUR 168,779,630.75 USD 1.2805 USD 216,122,317.18	EUR 154,103,141.12 USD 1.2805 USD 197,329,072.20
Bookrunners
1	Bilbao Vizcaya Argentaria, S.A.	3,875,266.16	5,570,017.78	11,118,166,75	15,980,421.47
2	CALYON, Secursal en España	3,875,266.16	3,874.897.71	11,118,166.75	11,117,109.67
3	Citibank International PLC Sucursal en España	3,056,383.95	5,570,017.78	8,768,787.76	15,980,421.47
4	Banco Santander Central Hispano, S.A.	3,875,266.16	3,874,897.71	11,118,166.75	11,117,109.67
Other Lenders
5	ABN AMRO Bank N.V., Surcursal en España	2,225,827.83	0.00	6,385,916.20	0.00
6	BoA Netherlands Coöperatieve, U.A.	1,177,658.61	1,177,546.64	3,378,711.09	3,378,389.86
7	Barclays Bank PLC	2,225,827.83	2,225,616.20	6,385,916.20	6,385,309.05
8	BNP Paribas	3,324,661.75	3,324,345.65	9,538,478.71	9,537,571.82
9	Caja Ahorros y Monte de Piedad de Madrid	1,188,689.41	1,188,576.39	3,410,358.55	3,410,034.30
10	Dresdner Bank AG, New York Branch	655,105.76	655,043.48	1,879,503.19	1,879,324.50
11	Fortis Bank S.A., Sucursal en España	3,324,661.75	4,192.278.26	9,538,478.71	12,027,676.78
12	HSBC Bank plc, Sucursal en España	2,997,108.87	2,996,823.91	8,598,727.11	8,597,909.57
13	ING Belgium S.A., Sucursal en España	1,945,694.12	1,945,509.13	5,582,210.57	5,581,679.83
14	JPMorgan Chase Bank N.A., Sucursal en España	3,324,661.75	3,324,345.65	9,538,478.71	9,537,571.82
15	Mizuho Corporate Bank Netherland N.V.	2,014,450.22	0.00	5,779,472.32	0.00
16	Société Général	655,105.76	655,043.48	1,879,503.19	1,879,324.50
17	The Royal Bank of Scotland plc	3,324,661.75	3,324,345.65	9,538,478.71	9,537,571.82
18	Scotiabank Europe plc	1,581,520.30	1,581,369.94	4,537,393.24	4,536,961.84
19	West LB AG Sucursal en España	3,324,661.75	3,324,345.65	9,538,478.71	9,537,571.82
20	Banco Español de Credito S.A.	3,324,661.75	3,324,345.65	9,538,478.71	9,537,571.82
21	Bayerische Landesbank	1,454,946.53	1,454,808.20	4,174,252.17	4,173,855.30
22	Deutsche Bank Luxembourg S.A.	1,454,946.53	1,454,808.20	4,174,252.17	4,173,855.30
23	Lloyds TSB Bank plc	1,876,613.09	1,876,434.67	5,384,016.58	5,383,504.69
24	The Bank of Tokyo Mitsubishi UFJ, Ltd., Sucursal en España	1,447,783.74	727,098.26	4,153,702.06	2,086,050.19
25	Instituto de Credito Oficial	3,324,661.75	4,094,021.74	9,538,478.71	11,745,778.11
26	SANPAOLO IMI S.p.A.	1,273,853.16	1,273,732.04	3,654,693.96	3,654,346.48
27	Banca di Roma S.p.A.	1,310,211.53	1,310,086.96	3,759,006.39	3,758,648.99
28	Bank of China (Luxembourg) S.A.	655,105.76	0.00	1,879,503.19	0.00
29	Banco de Galicia, S.A.	636,762.80	0.00	1,826,877.10	0.00
30	Banco Popular Español, S.A.	212,254.27	0.00	608,959.03	0.00
31	The Governor and Company of the Bank of Ireland	1,310,211.53	1,310,086.96	3,759,006.39	3,758,648.99
32	Caja de Ahorros del Mediterraneo	636,762.80	0.00	1,826,877.10	0.00
33	Credit Industriel et Commercial	1,473,987.97	0.00	4,228,882.19	0.00
34	Caja de Ahorros de Asturias	530,635.67	530,585.22	1,522,397.59	1,522,252.84
35	IKB International S.A.	653,468.00	653,405.87	1,874,804.44	1,874,626.19
36	BRED Banque Populaire	1,146,435.09	1,146,326.09	3,289,130.59	3,288,817.87
37	Banca Nazionale Del Lavoro, S.p.A., Sucursal en España	491,329.32	491,282.61	1,409,627.40	1,409,493.37
38	Banca Intesa S.p.A.	491,329.32	0.00	1,409,627.40	0.00
39	Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria Malaga y Antequera (UNICAJA)	212,254.27	0.00	608,959.03	0.00
40	Banco de Sabadell, S.A.	655,105.76	0.00	1,879,503.19	0.00
41	Bankinter S.A.	491,329.32	0.00	1,409,627.40	0.00
42	Centrobanca S.p.A.	1,965,317.29	0.00	5,638,509.58	0.00
43	Caja de Ahorros de Galicia	327,552.88	327,521.74	939,751.60	939,662.25
		75,330,000.00	68,779,565.22	216,122,317.18	197,329,072.20

Facility A Loans

		3		4
		Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans
		USD 87,575,000.00 USD 87,575,000.00	USD 79,959,782,61 USD 79,959,782,61	EUR 63,682,956.97 USD 1.2805 USD 81,546,026.40	EUR 58,145,308.53 USD 1.2805 USD 74,455,067.58
Bookrunners
1	Bilbao Vizcaya Argentaria, S.A.	4,505.196.25	6,475,432.19	4,195,042.56	6,029,640.47
2	CALYON, Sucursal en Espana	4,505,196.25	4,504,767.91	4,195,042.56	4,194,643.71
3	Citibank International PLC Sucursal en España	3,553,203.56	6,475,432.19	3,308,588.43	6,029,640.47
4	Banco Santander Central Hispano, S.A.	4,505,196.25	4,504,767.91	4,195,042.56	4,194,643.71
Other Lenders
5	ABN AMRO Bank N.V., Surcursal en España	2,587,639.35	0.00	2,409,497.08	0.00
6	BoA Netherlands Coõperatieve, U.A.	1,369.088.71	1,368,958.54	1,274,835.79	1,274,714.58
7	Barclays Bank PLC	2,587,639.35	2,587,393.32	2,409,497.08	2,409.267.99
8	BNP Paribas	3,865,090.31	3,864,722.83	3,599,003.78	3,598.661.60
9	Caja Ahorros y Monte de Piedad de Madrid	1,381,912.58	1,381.781.20	1,286,776.82	1,286,654.48
10	Dresdner Bank AG, New York Branch	761,594.15	761,521.74	709,163.31	709,095.88
11	Fortis Bank S.A., Sucursal en España	3,865,090.31	4,873,739.13	3,599,003.78	4,538.213.64
12	HSBC Bank plc, Sucursal en España	3,484,392.23	3,483,961.96	3,244,422.13	3,244.113.66
13	ING Belgium S.A., Sucursal en España	2,261,969.50	2,261,754.44	2,106,247.50	2,106,047.25
14	JPMorgan Chase Bank N.A., Sucursal en España	3,865,090.31	3,864,722.83	3,599,003.78	3,598,661.60
15	Mizuho Corporate Bank Netherland N.V.	2,341,902.01	0.00	2,180,677.17	0.00
16	Société Général	761,594.15	761.521.74	709,163.31	709,095.88
17	The Royal Bank of Scotland plc	3,865,090.31	3,864,722.83	3,599,003.78	3,598,661.60
18	Scotiabank Europe plc	1,838,598.71	1,838,423.90	1,712,023.05	1,711,860.28
19	West LB AG Sucursal en España	3,865,090.31	3,864,722.83	3,599,003.78	3,598,661.60
20	Banco Español de Credito S.A.	3,865,090.31	3,864,722.83	3,599,003.78	3,598,661.60
21	Bayerische Landesbank	1,691,450.19	1,691,289.37	1,575,004.76	1,574,855.01
22	Duetsche Bank Luxembourg S.A.	1,691,450.19	1,691,289.37	1,575,005.76	1,574,855.01
23	Lloyds TSB Bank plc	2,181,659.25	2,181,451.82	2,031,466.09	2,031,272.94
24	The Bank of Tokyo Mitsubishi UFJ, Ltd., Sucursal en España	1,683,123.07	845,289.13	1,567,250.91	787,096.43
25	Instituto de Credito Oficial	3,865,090.31	4,759,510.87	3,599,003.78	4,431,849.26
26	SANPAOLO IMI S.p.A.	1,480,919.82	1,480,779.02	1,378,968.05	1,378,836.94
27	Banca di Roma S.p.A.	1,523,188.30	1,523,043.48	1,418,326.61	1,418,191.76
28	Bank of China (Luxembourg) S.A.	761,594.15	0.00	709,163.31	0.00
29	Banco de Galicia, S.A.	740,269.51	0.00	689,306.73	0.00
30	Banco Popular Español, S.A.	246,756.50	0.00	229,768.91	0.00
31	The Governor and Company of the Bank of Ireland	1,523,188.30	1,523,043.48	1,418,326.61	1,418,191.76
32	Caja de Ahorros del Mediterraneo	740,269.51	0.00	689,306.73	0.00
33	Credit Industriel et Commercial	1,713,586.83	0.00	1,595,617.44	0.00
34	Caja de Ahorros de Asturias	616,891.26	616,832.61	574,422.28	574,367.66
35	IKB International S.A.	759,690.16	759,617.93	707,390.40	707,323.14
36	BRED Banque Populaire	1,332,789.76	1,332,663.04	1,241,035.79	1,240,917.79
37	Banca Nazionale Del Lavoro, S.p.A. Sucursal en España	571,195.61	571,141.30	531,872.48	531,821.91
38	Banca Intesa S.p.A.	571,195.61	0.00	531,872.48	0.00
39	Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria Malaga y Antequera (UNICAJA)	246,756.50	0.00	229,768.91	0.00
40	Banco de Sabadell, S.A.	761,594.15	0.00	709,163.31	0.00
41	Bankinter S.A.	571,195.61	0.00	531,872,48	0.00
42	Centrobanca S.p.A.	2,284,782.45	0.00	2,127,489.92	0.00
43	Caja de Ahorros de Galicia	380,797.07	380,760.87	354,581.65	354,547.94
		87,575,000.00	79,959,782.61	81,546,026.40	74,455,067.58

Facility A Loans

		5		6
		Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans
		EUR 17,000,000.00 USD 1.2805 USD 21,768,500.00	EUR 15,521,739.13 USD 1.2805 USD 19,875,586.96	EUR 4,005,000.00 USD 1.2805 USD 5,128,402.50	EUR 3,656,739.13 USD 1.2805 USD 4,682,454.46
Bookrunners
1	Bilbao Vizcaya Argentaria, S.A.	1,119,855.72	1,609.596.87	263,824.83	379,202.09
2	CALYON, Sucursal en Espana	1,119,855.72	1,119,749.25	263,824.83	263,799.75
3	Citibank International PLC Sucursal en España	883,219.09	1,609,596.87	208,076.03	379.202.09
4	Banco Santander Central Hispano, S.A.	1,119,855.72	1,119,749.25	263,824.83	263,799.75
Other Lenders
5	ABN AMRO Bank N.V., Surcursal en España	643,208.99	0.00	151,532.47	0.00
6	BoA Netherlands Coõperatieve, U.A.	340,314.10	340,281.75	80,174.00	80,166.38
7	Barclays Bank PLC	643,208.99	643,147.83	151,532.47	151.518.06
8	BNP Paribas	906,744.71	960,653.37	226,340.15	226,318.63
9	Caja Ahorros y Monte de Piedad de Madrid	343,501.73	343,469.07	80,924.97	80,917.27
10	Dresdner Bank AG, New York Branch	189,309.30	189,291.30	44,599,04	44,594.80
11	Fortis Bank S.A., Sucursal en España	960,744.71	1,211,464.35	226,340.15	285,406.75
12	HSBC Bank plc, Sucursal en España	866,090.06	866,007.72	204,040.63	204,021.23
13	ING Belgium S.A., Sucursal en España	562,257.30	562,203.84	132,461.21	132,448.61
14	JPMorgan Chase Bank N.A., Sucursal en España	960,744.71	960.653.37	226,340,15	226,318.63
15	Mizuho Corporate Bank Netherland N.V.	582,126.11	0.00	137,142.06	0.00
16	Société Général	189,309.30	189,291.30	44,599.04	44,594.80
17	The Royal Bank of Scotland plc	960,744.71	960,653.37	226,340.15	226,318.63
18	Scotiabank Europe plc	457,020.11	456,976.66	107,668.56	107,658.32
19	West LB AG Sucursal en España	960,744.71	960,653.37	226,340.15	226,318.63
20	Banco Español de Credito S.A.	960,744.71	960,653.37	226,340.15	226,318.63
21	Bayerische Landesbank	420,443.43	420,403.46	99,051.53	99,042.11
22	Duetsche Bank Luxembourg S.A.	420,443.43	420,403.46	99,051.53	99,042.11
23	Lloyds TSB Bank plc	542,294.60	542,243.04	127,758.23	127,746.08
24	The Bank of Tokyo Mitsubishi UFJ, Ltd., Sucursal en España	418,373.56	210,113.35	98,563.89	49,500.23
25	Instituto de Credito Oficial	960,744.71	1,183,070.65	226,340.15	278,717.53
26	SANPAOLO IMI S.p.A.	368,111.94	368,076.94	86,722.84	86,714.60
27	Banca di Roma S.p.A.	378,618.61	378,582.61	89,198.09	89,189.61
28	Bank of China (Luxembourg) S.A.	189,309.30	0.00	44,599.04	0.00
29	Banco de Galicia, S.A.	184,008.64	0.00	43,350,27	0.00
30	Banco Popular Español, S.A.	61,336.21	0.00	14,450.09	0.00
31	The Governor and Company of the Bank of Ireland	378,618.61	378,582.61	89,198.09	89,189.61
32	Caja de Ahorros del Mediterraneo	184,008,64	0.00	43,350,27	0.00
33	Credit Industriel et Commercial	425,945.93	0.00	100,347.85	0.00
34	Caja de Ahorros de Asturias	153,340.54	153,325.96	36,125.23	36,121.79
35	IKB International S.A.	188,836.03	188,818.08	44,487.55	44,483.32
36	BRED Banque Populaire	331,291.28	331,259.78	78,048.33	78,040.91
37	Banca Nazionale Del Lavoro, S.p.A. Sucursal en España	141,981.98	141,968.48	33,449.28	33,446.10
38	Banca Intesa S.p.A.	141,981.98	0.00	33,449.28	0.00
39	Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria Malaga y Antequera (UNICAJA)	61,336.21	0.00	14,450.09	0.00
40	Banco de Sabadell, S.A.	189,309.30	0.00	44,599.04	0.00
41	Bankinter S.A.	141,981.98	0.00	33,449.28	0.00
42	Centrobanca S.p.A.	567,927.91	0.00	133,797.13	0.00
43	Caja de Ahorros de Galicia	94,654.65	94,645.65	22,299.52	22,297.40
		21,768,500.00	19,875,586.96	5,128,402.50	4,682,454.46

Facility A Loans

		7
		Continuing Loans	Effective Date Loans
		EUR 52,000,000.00 USD 1.2555 USD 65,286,000.00	EUR 47,478,260.87 USD 1.2555 USD 59,608,956.52
Bookrunners
1	Bilbao Vizcaya Argentaria, S.A.	3,358,564.00	4,827,348.74
2	CALYON, Sucursal en Espana	3,358,564.00	3,358,244.68
3	Citibank International PLC Sucursal en España	2,648,866.09	4,827,348.74
4	Banco Santander Central Hispano, S.A.	3,358,564.00	3,358,244.68
Other Lenders
5	ABN AMRO Bank N.V., Sucursal en España	1,929,050.78	0.00
6	BoA Netherlands Coõperatieve, U.A.	1,020,637.46	1,020,540.42
7	Barclays Bank PLC	1,929,050.78	1,928,867.38
8	BNP Paribas	2,881,373.52	2,881,099.57
9	Caja Ahorros y Monte de Piedad de Madrid	1,030,197.49	1,030,099.54
10	Dresdner Bank AG, New York Branch	567,758.33	567,704.35
11	Fortis Bank S.A., Sucursal en España	2,881,373.52	3,633,307.83
12	HSBC Bank plc, Sucursal en España	2,597,494.35	2,597,247.39
13	ING Belgium S.A., Sucursal en España	1,686,268.24	1,686,107.91
14	JPMorgan Chase Bank N.A., Sucursal en España	2,881,373.52	2,881,099.57
15	Mizuho Corporate Bank Netherland N.V.	1,745,856.86	0.00
16	Société Général	567,758.33	567,704.35
17	The Royal Bank of Scotland plc	2,881,373.52	2,881,099.57
18	Scotiabank Europe plc	1,370,650.93	1,370,520.61
19	West LB AG Sucursal en España	2,881,373.52	2,881,099.57
20	Banco Español de Credito S.A.	2,881,373.52	2,881,099.57
21	Bayerische Landesbank	1,260,953.66	1,260,833.77
22	Duetsche Bank Luxembourg S.A.	1,260,953.66	1,260,833.77
23	Lloyds TSB Bank plc	1,626,398.01	1,626,243.38
24	The Bank of Tokyo Mitsubishi UFJ, Ltd., Sucursal en España	1,254,745.91	630,151.83
25	Instituto de Credito Oficial	2,881,373.52	3,548,152.17
26	SANPAOLO IMI S.p.A.	1,104,006.07	1,103,901.10
27	Banca di Roma S.p.A.	1,135,516.66	1,135,408.70
28	Bank of China (Luxembourg) S.A.	567,758.33	0.00
29	Banco de Galicia, S.A.	551,861.10	0.00
30	Banco Popular Español, S.A.	183,953.70	0.00
31	The Governor and Company of the Bank of Ireland	1,135,516.66	1,135,408.70
32	Caja de Ahorros del Mediterraneo	551,861.10	0.00
33	Credit Industriel et Commercial	1,277,456.24	0.00
34	Caja de Ahorros de Asturias	459,884.25	459,840.52
35	IKB International S.A.	566,338,93	566,285.09
36	BRED Banque Populaire	993,577.07	993,482.61
37	Banca Nazionale Del Lavoro, S.p.A. Sucursal en España	425,818.75	425,778.26
38	Banca Intesa S.p.A.	425,818.75	0.00
39	Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria Malaga y Antequera (UNICAJA)	183,953.70	0.00
40	Banco de Sabadell, S.A.	567,758.33	0.00
41	Bankinter S.A.	425,818.75	0.00
42	Centrobanca S.p.A.	1,703,274.98	0.00
43	Caja de Ahorros de Galicia	283,879.16	283,852.17
		65,286,000.00	59,608,956.52

Facility B Loans

		1		2		3
		Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans
		USD 400,000,000.00 USD 400,000,000.00	USD 300,000,000.00 USD 300,000,000.00	USD 194,312,128.02 USD 194,312,128.02	USD 194,312,128.02 USD 194,312,128.02	USD 555,687,871.98 USD 555,687,871.98	USD 555,687,871.98 USD 555,687,871.98
Bookrunners
1	Bilbao Vizcaya Argentaria, S.A.	20,575,588.52	25,723,655.71	9,995,215.98	16,661,394.27	28,584,012.50	47,647,745.01
2	CALYON, Sucursal en España	20,575,588.52	16,901,376.29	9,995,215.98	10,947,141.31	28,584,012.50	31,306,299.41
3	Citibank International PLC Sucursal en España	16,227,762.43	25,723,655.71	7,883,127.63	16,661,394.27	22,543,926.94	47,647,745.01
4	Banco Santander Central Hispano, S.A.	20,575,588.52	16,901,376.29	9,995,215.98	10,947,141.31	28,584,012.50	31,306,299.41
Other Lenders
5	ABN AMRO Bank N.V., Sucursal en España	11,817,954.09	0.00	5,740,929.52	0.00	16,417,734.39	0.00
6	BoA Netherlands Coõperatieve, U.A.	6,252,736.70	5,136,176.57	3,037,456.43	3,326,738.00	8,686,424.88	9,513,703.44
7	Barclays Bank PLC	11,817,954.09	9,707,605.14	5,740,929.52	6,287,684.71	16,417,734.39	17,981,328.15
8	BNP Paribas	17,652,173.91	14,500,000.00	8,575,078.69	9,391,752.85	24,522,747.39	26,858,247.15
9	Caja Ahorros y Monte de Piedad de Madrid	6,311,304.35	5,184,285.71	3,065,907.45	3,357,898.63	8,767,788.21	9,602,815.65
10	Dresdner Bank AG, New York Branch	3,478,260.87	2,857,142.86	1,689,670.68	1,850,591.70	4,832,068.45	5,292,265.45
11	Fortis Bank S.A., Sucursal en España	17,652,173.91	18,285,714.29	8,575,078.69	11,843,786.85	24,522,747.39	33,870,498.86
12	HSBC Bank plc, Sucursal en España	15,913,043.48	13,071,428.57	7,730,243.35	8,466,457.01	22,106,713.17	24,212,114.42
13	ING Belgium S.A., Sucursal en España	10,330,594.09	8,485,845.14	5,018,399.30	5,496,342.09	14,351,464.61	15,718,270.76
14	JPMorgan Chase Bank N.A., Sucursal en España	17,652,173.91	14,500,000.00	8,575,078.69	9,391,752.85	24,522,747.39	26,858,247.15
15	Mizuho Corporate Bank Netherland N.V.	17,652,173.91	0.00	8,575,078.69	0.00	24,522,747.39	0.00
16	Société Général	3,478,260.87	2,857,142.86	1,689,670.68	1,850,591.70	4,832,068.45	5,292,265.45
17	The Royal Bank of Scotland plc	17,652,173.91	14,500,000.00	8,575,078.69	9,391,752.85	24,522,747.39	26,858,247.15
18	Scotiabank Europe plc	8,397,026.09	6,897,557.14	4,079,110.02	4,467,596.69	11,665,313.89	12,776,296.17
19	West LB AG Sucursal en España	17,652,173.91	14,500,000.00	8,575,078.69	9,391,752.85	24,522,747.39	26,858,247.15
20	Banco Español de Credito S.A.	17,652,173.91	14,500,000.00	8,575,078.69	9,391,752.85	24,522,747.39	26,858,247.15
21	Bayerische Landesbank	7,724,987.13	6,345,525.14	3,752,646.72	4,110,041.65	10,731,704.15	11,753,771.21
22	Duetsche Bank Luxembourg S.A.	7,724,987.13	6,345,525.14	3,752,646.72	4,110,041.65	10,731,704.15	11,753,771.21
23	Lloyds TSB Bank plc	9,963,810.78	8,184,558.86	4,840,223.19	5,301,196.83	13,841,922.03	15,160,200.31
24	The Bank of Tokyo Mitsubishi UFJ, Ltd., Sucursal en España	7,724,987.13	3,171,428.57	3,752,646.72	2,054,156.78	10,731,704.15	5,874,414.65
25	Instituto de Credito Oficial	17,652,173.91	17,857,142.86	8,575,078.69	11,566,198.10	24,522,747.39	33,076,659.05
26	SANPAOLO IMI S.p.A.	6,763,478.26	5,555,714.29	3,285,564.63	3,398,475.55	9,395,957.10	10,290,810.16
27	Banca di Roma S.p.A.	6,956,521.74	5,714,285.71	3,379,341.36	3,701,183.39	9,664,136.90	10,584,530.89
28	Bank of China (Luxembourg) S.A.	6,956,521.74	0.00	3,379,341.36	0.00	9,664,136.90	0.00
29	Banco de Galicia, S.A.	3,380,869.57	0.00	1,642,359.90	0.00	4,696,770.54	0.00
30	Banco Popular Español, S.A.	1,126,956.52	0.00	547,453.30	0.00	1,565,590.18	0.00
31	The Governor and Company of the Bank of Ireland	6,956,521.74	5,714,285.71	3,379,341.36	3,701,183.39	9,664,136.90	10,584,530.89
32	Caja de Ahorros del Mediterraneo	3,380,869.57	0.00	1,642,359.90	0.00	4,696,770.54	0.00
33	Credit Industriel et Commercial	7,826,086.96	0.00	3,801,759.03	0.00	10,872,154.02	0.00
34	Caja de Ahorros de Asturias	2,817,391.30	2,314,285.71	1,368,633.25	1,498,979.27	3,913,975.45	4,286,735.01
35	IKB International S.A.	3,469,565.22	2,850,000.00	1,685,446.50	1,845,965.22	4,819,988.28	5,279,034.78
36	BRED Banque Populaire	2,608,695,65	2,142,857.14	1,267,253.01	1,387,943.77	3,624,051.34	3,969,199.09
37	Banca Nazionale Del Lavoro, S.p.A. Sucursal en España	2,608,695.65	2,142,857.14	1,267,253.01	1,387,943.77	3,624,051.34	3,969,199.09
38	Banca Intesa S.p.A.	2,608,695.65	0.00	1,267,253.01	0.00	3,624,051.34	0.00
39	Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria Malaga y Antequera (UNICAJA)	1,126,956.52	0.00	547,453.30	0.00	1,565,590.18	0.00
40	Banco de Sabadell, S.A.	3,478,260.87	0.00	1,689,670.68	0.00	4,832,068.45	0.00
41	Bankinter S.A.	2,608,695.65	0.00	1,267,253.01	0.00	3,624,051.34	0.00
42	Centrobanca S.p.A.	3,478,260.87	0.00	1,689,670.68	0.00	4,832,068.45	0.00
43	Caja de Ahorros de Galicia	1,739,130.43	1,428,571.43	844,835.34	925,295.85	2,416,034.23	2,646,132.72
		400,000,000.00	300,000,000.00	194,312,128.02	194,312,128.02	555,687,871.98	555,687,871.98

Facility C Loans

		1		2		3
		Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans	Continuing Loans	Effective Date Loans
		EUR 63,682,956.97 USD 1.2805 USD 81,546,026.40	EUR 58,145,308.54 USD 1.2805 USD 74,455,067.58	EUR 197,058,000.00 USD 1.2805 USD 252,332,769.00	EUR 179,922,521.74 USD 1.2805 USD 230,390,789.09	EUR 162,531,000.00 USD 1.2805 USD 208,120,945.51	EUR 148,397,869.57 USD 1.2805 USD 190,023,471.99
Bookrunners
1	Bilbao Vizcaya Argentaria, S.A.	4,194,643.71	6,462,520.04	12,979,738.06	19,997,364.04	10,705,527.34	16,493,578.42
2	CALYON, Sucursal en España	4,194,643.71	4,194,643.71	12,979,738.06	12,979,738.06	10,705,527.34	10,705,527.34
3	Citibank International PLC Sucursal en España	3,308,273.86	6,462,520.04	10,236,990.57	19,997,364.04	8,443,343.15	16,493,578.42
4	Banco Santander Central Hispano, S.A.	4,194,643.71	4,194,643.71	12,979,738.06	12,979,738.06	10,705,527.34	10,705,527.34
Other Lenders
5	ABN AMRO Bank N.V., Sucursal en España	2,409,267.99	0.00	7,455,142.70	0.00	6,148,909.45	0.00
6	BoA Netherlands Coõperatieve, U.A.	1,274,714.58	1,274,714.58	3,944,425.91	3,944,425.91	3,253,313.68	3,253,313.68
7	Barclays Bank PLC	2,409,267.99	2,409,267.99	7,455,142.70	7,455,142.70	6,148,909.45	6,148,909.45
8	BNP Paribas	3,598,661.60	3,598,661.60	11,135,554.81	11,135,554.81	9,184,467.81	9,184,467.81
9	Caja Ahorros y Monte de Piedad de Madrid	1,286,654.48	1,286,654.48	3,981,372.26	3,981,372.26	3,283,786.57	3,283,780.57
10	Dresdner Bank AG, New York Branch	709,095.88	709,095.88	2,194,197.99	2,194,197.99	1,809,747.35	1,809,747.35
11	Fortis Bank S.A., Sucursal en España	3,598,661.60	4,538,213.64	11,135,554.81	14,042,867.14	9,184,467.81	11,582,383.05
12	HSBC Bank plc, Sucursal en España	3,244,113.66	3,244,113.66	10,038,455.81	10,038,455.81	8,279,594.14	8,279,594.14
13	ING Belgium S.A., Sucursal en España	2,106,047.25	2,106,047.25	6,516,868.53	6,516,868.53	5,375,032.52	5,375,032.52
14	JPMorgan Chase Bank N.A., Sucursal en España	3,598,661.60	3,598,661.60	11,135,554.81	11,135,554.81	9,184,467.81	9,184,467.81
15	Mizuho Corporate Bank Netherland N.V.	3,598,661.60	0.00	11,135,554.81	0.00	9,184,467.81	0.00
16	Société Général	709,095.88	709,095.88	2,194,197.99	2,194,197.99	1,809,747.35	1,809,747.35
17	The Royal Bank of Scotland plc	3,598,661.60	3,598,661.60	11,135,554.81	11,135,554.81	9,184,467.81	9,184,467.81
18	Scotiabank Europe plc	1,711,860.28	1,711,860.28	5,297,112.11	5,297,112.11	4,368,992.52	4,368,992.52
19	West LB AG Sucursal en España	3,598,661.60	3,598,661.60	11,135,554.81	11,135,554.81	9,184,467.81	9,184,467.81
20	Banco Español de Credito S.A.	3,598,661.60	3,598,661.60	11,135,554.81	11,135,554.81	9,184,467.81	9,184,467.81
21	Bayerische Landesbank	1,574,855.01	1,574,855.01	4,873,168.48	4,873,168.48	4,019,329.06	4,019,329.06
22	Duetsche Bank Luxembourg S.A.	1,574,855.01	0.00	4,873,168.48	0.00	4,019,329.06	0.00
23	Lloyds TSB Bank plc	2,031,272.94	2,031,272.94	6,285,489.91	6,285,489.91	5,184,194.30	5,184,194.30
24	The Bank of Tokyo Mitsubishi UFJ, Ltd., Sucursal en España	1,574,855.01	787,096.43	4,873,168.48	2,435,559.77	4,019,329.06	2,008,819.56
25	Instituto de Credito Oficial	3,598,661.60	4,431,849.26	11,135,554.81	13,713,737.45	9,184,467.81	11,310,920.95
26	SANPAOLO IMI S.p.A.	1,378,836.94	1,378,836.94	4,266,617.99	4,266,617.99	3,519,053.73	3,519,053.73
27	Banca di Roma S.p.A.	1,418,191.76	1,418,191.76	4,388,395.98	4,388,395.98	3,619,494.70	3,619,494.70
28	Bank of China (Luxembourg) S.A.	0.00	0.00	0.00	0.00	0.00	0.00
29	Banco de Galicia, S.A.	689,241.20	0.00	2,132,760.45	0.00	1,759,074.43	0.00
30	Banco Popular Español, S.A.	229,747.07	0.00	710,920.15	0.00	586,358.14	0.00
31	The Governor and Company of the Bank of Ireland	1,418,191.76	1,418,191.76	4,388,395.98	4,388,395.98	3,619,494.70	3,619,494.70
32	Caja de Ahorros del Mediterraneo	689,241.20	0.00	2,132,760.45	0.00	1,759,074.43	0.00
33	Credit Industriel et Commercial	1,595,465.73	0.00	4,936,945.48	0.00	4,071,931.54	0.00
34	Caja de Ahorros de Asturias	574,367.66	574,367.66	1,777,300.37	1,777.300.37	1,465,895.36	1,465,895.36
35	IKB International S.A.	707,323.14	707,323.14	2,188,712.50	2,188,712.50	1,805,222.98	1,805,222.98
36	BRED Banque Populaire	1,950,013.67	1,950,013.67	6,034,044.48	6,034,044.48	4,976,805.22	4,976,805.22
37	Banca Nazionale Del Lavoro, S.p.A. Sucursal en España	531,821.91	531,821.91	1,645,648.49	1,645,648.49	1,357,310.51	1,357,310.51
38	Banca Intesa S.p.A.	531,821.91	0.00	1,645,648.49	0.00	1,357,310.51	0.00
39	Montes de Piedad y Caja de Ahorros de Ronda, Cadiz, Almeria Malaga y Antequera (UNICAJA)	229,747.07	0.00	710,920.15	0.00	586,358.14	0.00
40	Banco de Sabadell, S.A.	709,095.88	0.00	2,194,197.99	0.00	1,809,747.35	0.00
41	Bankinter S.A.	531,821.91	0.00	1,645,648.49	0.00	1,357,310.51	0.00
42	Centrobanca S.p.A.	709,095.88	0.00	2,194,197.99	0.00	1,809,747.35	0.00
43	Caja de Ahorros de Galicia	354,547.94	354,547.94	1,097,099.00	1,097,099.00	904,873.68	904,873.68
		81,546.026.40	74,455,067.58	252,332,769.00	230,390,789.09	$208,120,945.1	190,023,471.99

SCHEDULE 3

CONDITIONS PRECEDENT

1.	Obligors

	(a)	A copy of the constitutional documents of each Obligor or a certificate of an authorised signatory of each relevant Obligor certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Facilities Agreement have not been amended and remain in full force and effect.

	(b)	A copy of a resolution of the board of directors of each Obligor:

(i) approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement; and

(ii) authorising a specified person or persons to execute this Agreement on its behalf.

	(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

	(d)	A certificate of the Company (signed by an Authorised Signatory) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on any Obligor to be exceeded.

	(e)	A certificate of an Authorised Signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 3 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Legal Opinions

	(a)	A legal opinion of Clifford Chance LLP, legal advisers to the Arranger and the Agent in England, substantially in the form distributed to the Lenders prior to signing this Agreement.

	(b)	An opinion with respect to the laws and regulations of the Kingdom of Spain from Clifford Chance, substantially in the form distributed to the Lenders prior to the signing of this Agreement.

	(c)	An opinion with respect to the laws and regulations of The Netherlands from Warendorf, substantially in the form distributed to the Lenders prior to signing this Agreement.

	(d)	An opinion from in-house counsel of the Company, substantially in the form distributed to the Lenders prior to signing this Agreement.

3.	Fees Letter

Payment in full of all fees and expenses due under the Fees Letter.

4.	NOF Letter

A copy of a letter from the Company to the Bank of Spain, complementary to the Financial Operation Numbers obtained in relation to the Original Facilities Agreement and explaining the amendments to the Original Facilities Agreement effected pursuant to this Agreement.

SCHEDULE 4

CONFIRMATION NOTICE

[On Cemex España, S.A. Letterhead]

From:  Cemex España, S.A.

To:      Citibank International PLC

Dated:

Dear Sirs

Cemex – US$3,800,000,000 Facilities Agreement dated 24 September 2004
(as amended on 8 November 2004, 25 February 2005
and as amended and restated on 7 July 2005)
(the "Facilities Agreement")

We refer to the Facilities Agreement and to the amendment agreement dated [•] 2006 between, amongst others, Cemex España, S.A. and Citibank International PLC as Agent (the "Global Transfer, Retranching and Amendment Agreement"). This is a Confirmation Notice. Terms defined in the Global Transfer, Retranching and Amendment Agreement have the same meaning in this Confirmation Notice unless given a different meaning herein.

1.	We confirm that the proposed Effective Date is [·] 2006.

2.	We further confirm that to the extent applicable, each condition specified in Schedule 3 (Conditions Precedent) of the Global Transfer, Retranching and Amendment Agreement is satisfied or waived on the date of this Confirmation Notice.

3.	This Confirmation Notice is irrevocable.

4.	This Confirmation Notice is governed by English law.

Yours faithfully

.....................................................
Authorised signatory for
Cemex España, S.A.

SCHEDULE 5

AMENDMENTS TO THE ORIGINAL FACILITIES AGREEMENT

With effect from the Effective Date, the Original Facilities Agreement will be amended in the following ways:

1.	adding the following definitions of "CO2 Emission Rights" and "Directive" to clause 1.1 of clause 1 (Definitions and Interpretation) of the Original Facilities Agreement:

(a)	"CO2 Emission Rights" means any emission rights or allowance allocated to a member of the Group to emit one tonne of carbon dioxide equivalent (as defined in the Directive) during a specified period which is valid and/or transferable under the Directive and any other type of allowance recognised by the Directive in connection to the Kyoto Protocol on climate change.

(b)	"Directive" means Directive 2003/87/EC of the European Parliament and of the Council of 13 October 2003 establishing a scheme for greenhouse gas emission allowance trading within the European Community (as amended by Directive 2004/101/EC of the European Parliament and of the Council of 27 October 2004).

2.	deleting the definitions of "Guarantors", "Initial Facility C Termination Date" and "Margin" in clause 1.1 of clause 1 (Definitions and Interpretation) of the Original Facilities Agreement and replacing them with the following:

	(a)	"Guarantors" means the Original Guarantors and any Additional Guarantor other than any Original Guarantor or Additional Guarantor which has ceased to be a Guarantor pursuant to Clause 26.4 (Resignation of Guarantor) or been removed as a Guarantor pursuant to Clause 26.5 (Removal of Guarantor) and has not subsequently become an Additional Guarantor pursuant to Clause 26.3 (Additional Guarantors) and "Guarantor" means any of them.

	(c)	"Initial Facility C Termination Date" means 4 July 2011.

	(d)	"Margin" means:

(i) subject to paragraph (c) below, in relation to any Loan the percentage rate per annum determined pursuant to the table set out below:

Facility	Margin % p.a.
Facility A	0.150
Facility B	0.200
Facility C	0.225

(ii)	in relation to any Unpaid Sum the percentage rate per annum specified above applicable to the Facility in relation to which the Unpaid Sum arises, or if such Unpaid Sum does not arise in relation to a particular Facility, the rate per annum specified above applicable to the Facility to which the Agent reasonably determines the Unpaid Sum most closely relates, or if none, the highest rate per annum specified above,

(iii)	but if at any time after the first Utilisation Date following the date of the Amendment and Restatement Agreement:

(iv)	no Default has occurred and is continuing; and

(v)	the Net Borrowings to Adjusted EBITDA ratio in respect of the most recently completed Relevant Period is within a range set out below,

then the Margin for each Loan under each Facility will be the percentage rate per annum set out below opposite that range:

Net Borrowings to Adjusted EBITDA	Margin % p.a.
	Facility A	Facility B	Facility C
Greater than or equal to 3.0:1	0.250	0.300	0.325
Less than 3.0:1 but greater than or equal to 2.5:1	0.200	0.250	0.275
Less than 2.5:1 but greater than or equal to 2.0:1	0.150	0.200	0.225
Less than 2.0:1	0.100	0.150	0.175

(a)
However any increase or decrease in the Margin shall take effect on the date (the "reset date") which is five Business Days after receipt by the Agent of the Compliance Certificate for that Relevant Period pursuant to Clause 21.2 (Compliance Certificate ) and in the case of a then current Interest Period will apply to the whole of such Interest Period unless any payments of interest have already been made in which case any adjustments to the Margin will apply only from the date of such payment. For the purpose of determining the Margin, Net Borrowings to Adjusted EBITDA ratio and Relevant Period shall be determined in accordance with Clause 22.1 (Financial definitions ).

3.	deleting Clause 8 (Extension of Facility C) of the Original Facilities Agreement and replacing it with the following:

	8.	EXTENSION OF FACILITY C

	8.1	Request for Extension

(a) The Company may request, by notifying the Agent in writing (the "Second Extension Request") not earlier than 60 days and not later than 45 days before 4 July 2007, the extension of the Termination Date of Facility C by an additional 365 day period.

(b) Upon notification by the Agent that it has received a Second Extension Request from the Company, each Lender shall freely determine whether or not it shall extend its Facility C Commitments in accordance with the relevant Extension Request and shall, within 10 Business Days of receipt of such notification from the Agent, notify the Agent of its own decision to accept or decline the request set out in the Second Extension Request.

(c) The Agent shall, as soon as reasonably practicable after it has received all the Lenders' respective decisions in accordance with paragraph (b) above, notify the Company and the Lenders of the level of acceptances.

	8.2	Acceptance of Extension Request

Any agreement by a Lender to a Second Extension Request shall extend that Lender's Facility C Commitments by an additional 365 day period only and shall be binding on each such Lender only.

	8.3	Reduced Facility C Commitments

In the event that a Lender declines to extend its Facility C Commitments pursuant to the Second Extension Request, the amount of the Total Facility C Commitments shall, following the Initial Facility C Termination Date, reduce by the amount of that declining Lender's Facility C Commitments accordingly. For the avoidance of doubt, Facility C shall continue to be available until the end of its Availability Period reflecting the Commitments of those Lenders who have agreed to the requests contained in the Second Extension Request.

	8.4	Reduction of Facility B Commitments

The Total Facility B Commitments shall reduce on 24 March 2008, 24 September 2008, 24 March 2009 and 24 September 2009 in each case by an amount equal to 25 per cent of the amount of the Total Facility B Commitments as at 24 March 2008, such reduction to be applied pro rata to the Facility B Commitment of each Lender on the date of each such reduction.

4.	deleting the definition of "EBITDA" in Clause 22.1 (Financial Definitions ) of the Original Facilities Agreement and replacing with the following:

"EBITDA" means for the Relevant Period immediately preceding the date on which it is to be calculated, operating profit plus annual depreciation for fixed assets plus annual amortisation of intangible assets plus annual amortisation of start-up costs of the Group plus dividends received from non-consolidated companies and from companies consolidated by the equity method plus an amount equal to the amount of Cemex Capital Contributions made during such period immediately preceding the date on which it is to be calculated (up to an amount equal to the amount of Royalty Expenses made in such period) plus the income recorded during such period for the use of CO2 Emission Rights (to the extent not already included in the calculation of operating profit). Such calculation shall be made in accordance with GAAP.

5.	re-numbering the existing clause 26.5 of clause 26 (Changes to the Obligors) of the Original Facilities Agreement as clause 26.6 and adding a new clause 26.5, worded as follows:

26.5 Removal of Guarantor

(b)
In the event that the Company delivers to the Agent a certificate (" Guarantor Removal Certificate") signed by two authorised signatories of the Company confirming that (as at the date of the Guarantor Removal Certificate) a substantial part of the Net Borrowings of the Group:

	(i)	is guaranteed only by the Company and/or any other guarantors which are not Guarantors (whether, for the avoidance of doubt, as a result of the repayment, redemption, maturity or cancellation of any Financial Indebtedness, or any agreement with any creditor of the Group or as a result of any other reason); and/or

	(ii)	(A) is subject to provisions in any agreements or documents (including this Agreement) with any creditor of the Group (or any other party) relating to any Financial Indebtedness of the Group, which allow for the removal of all or any of the Guarantors as guarantors pursuant to such agreements or documents (other than the Company, such that the only remaining guarantors of such Financial Indebtedness would in each case be the Company and/or any other guarantors which are not Guarantors), and (B) the conditions (if any) to such removal pursuant to such agreements or documents have been met by the relevant Guarantor, and (C) any or all of the Guarantors (other than the Company) has or have been removed (or will be so removed at a date which is not later than the date scheduled for removal of the relevant Guarantor pursuant to the relevant Guarantor Removal Certificate) as guarantors of the relevant Financial Indebtedness pursuant to such agreements or other documents, the obligations of the relevant Guarantor(s) (other than the Company) under the guarantee and indemnity contained in Clause 19 (Guarantee and Indemnity ) shall terminate and such Guarantor(s) shall be deemed to be discharged in full, and shall cease to be Guarantor(s), effective as at the date indicated in the Guarantor Removal Certificate, which date shall not be earlier than 10 days of receipt by the Agent of the Guarantor Removal Certificate, provided always that any such termination and discharge pursuant to this Clause 26.5 would not result in a downgrading of the then current Rating of the Company assigned by S&P or Fitch Investors Service, Inc.

(e)	For the purposes of this Clause 26.5, a "substantial part" shall mean an aggregate amount equal to or greater than 85 per cent. of the aggregate value of the Net Borrowings of the Group.

The "Net Borrowings " of the Group referred to in this Clause shall be determined by reference to the most recent Compliance Certificate delivered to the Agent pursuant to Clause 21.2 (Compliance Certificate ) at the date of the relevant Guarantor Removal Certificate.

(f)	For the avoidance of doubt, the Guarantor Removal Certificate shall also:

	(iii)	specify the percentage of the Net Borrowings of the Group which is guaranteed only by the Company and/or any other guarantors which are not Guarantors;

	(iv)	specify the percentage of the Net Borrowings of the Group which is subject to provisions in agreements or documents which allow for the removal of the Guarantors (other than the Company); and

	(v)	certify that the conditions (if any) to the removal of such Guarantors in such agreements or documents have been met by the relevant member of the Group as at the date of the Guarantor Removal Certificate;

	(vi)	certify that the relevant Guarantor(s) has or have been removed (or will be so removed at a date which is not later than the date scheduled for removal of the relevant Guarantor pursuant to the relevant Guarantor Removal Certificate) as Guarantor(s) of the relevant Financial Indebtedness; and

	(vii)	confirm that neither S&P nor Fitch Investors Service, Inc will downgrade the then current Rating assigned to the Company as a result of the removal of the relevant Guarantor(s) as Guarantor(s) under this Agreement.

(g)	Following delivery of the Guarantor Removal Certificate to the Agent, the Company shall provide notice of the removal, and termination of the obligations of the Guarantors (other than the Company) to the Finance Parties, in accordance with Clause 32 (Notices) of the Agreement.

SIGNATURES

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX ESPAÑA, S.A.
By:	JAVIER GARCIA RUIZ DE MORALES
Name:	JAVIER GARCIA RUIZ DE MORALES
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX CARACAS INVESTMENTS B.V.
By:	JAVIER GARCIA RUIZ DE MORALES
Name:	JAVIER GARCIA RUIZ DE MORALES
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX CARACAS INVESTMENTS B.V.
By:	ANGEL MÉNDEZ
Name:	ANGEL MÉNDEZ
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX CARACAS II INVESTMENTS B.V.
By:	ANGEL MÉNDEZ
Name:	ANGEL MÉNDEZ
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX EGYPTIAN INVESTMENTS B.V.
By:	ANGEL MÉNDEZ
Name:	ANGEL MÉNDEZ
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX ASIA B.V.
By:	ANGEL MÉNDEZ
Name:	ANGEL MÉNDEZ
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX AMERICAN HOLDINGS B.V.
By:	ANGEL MÉNDEZ
Name:	ANGEL MÉNDEZ
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Guarantor
CEMEX SHIPPING B.V.
By:	ANGEL MÉNDEZ
Name:	ANGEL MÉNDEZ
Title:	ATTORNEY-IN-FACT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Arranger
BANCO BILBAO VIZCAYA ARGENTARIA S.A.		ASIER GONZALEZ
By:	VINCENTE RODRIGUEZ	ASIER GONZALEZ
Name:	VINCENTE RODRIGUEZ
Title:	SYNDICATED LOANS	SYNDICATED LOANS

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Arranger
BANCO SANTANDER CENTRAL HISPANO, S.A.
By:	JAVIER VISEDO	CARLOS DE PEDROSO
Name:	JAVIER VISEDO	CARLOS DE PEDROSO
Title:	EXECUTIVE DIRECTOR	VICE PRESIDENT

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Arranger
CALYON SUCURSAL EN ESPAÑA
By:	JAVIER ALVAREZ-RENDUELES	BRUNO MATA
Name:	JAVIER ALVAREZ-RENDUELES	BRUNO MATA
Title:	EXECUTIVE DIRECTOR	SENIOR BANKER

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Arranger
CITIGROUP GLOBAL MARKETS LIMITED
By:	ALAN GREEN
Name:	ALAN GREEN
Title:	DIRECTOR

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Agent
CITIBANK INTERNATIONAL PLC
By:	ALAN GREEN
Name:	ALAN GREEN
Title:	DIRECTOR

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Remaining Lender
BANCO BILBAO VIZCAYA ARGENTARIA S.A.
By:	J.M. SAGARDOY	ALVARO BAREZ
Name:	J.M. SAGARDOY	ALVARO BAREZ
Title:	HEAD OF SYNDICATED LOANS	CORPORATE BANKING

This is a signature page for the Global Transfer, Retranching and Amendment
Agreement dated as of 30 June 2006

As Remaining Lender
BANCO SANTANDER CENTRAL HISPANO, S.A.
By:	JAVIER VISEDO	CARLOS DE PEDROSO
Name:	JAVIER VISEDO	CARLOS DE PEDROSO
Title:	EXECUTIVE DIRECTOR	VICE PRESIDENT

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Agreement dated as of 30 June 2006

As Remaining Lender
CALYON SUCURSAL EN ESPAÑA
By:	JAVIER ALVAREZ-RENDUELES	BRUNO MATA
Name:	JAVIER ALVAREZ-RENDUELES	BRUNO MATA
Title:	EXECUTIVE DIRECTOR	SENIOR BANKER

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Agreement dated as of 30 June 2006

As Remaining Lender
CITIBANK INTERNATIONAL PLC, SUCURSAL EN ESPAÑA
By:	ALAN GREEN
Name:	ALAN GREEN
Title:	DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
BANCO ESPANOL DE CREDITO S.A.
By:	JOSE IGNACIO MARTÍN AGUIRRE	JOSE MIGUEL ALONSO DE OZALLA BORRÁS
Name:	JOSE IGNACIO MARTÍN AGUIRRE	JOSE MIGUEL ALONSO DE OZALLA BORRÁS
Title:	DR. BANCA CORPORATIVA	DR. BANCA CORPORATIVA

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As Remaining Lender
BNP PARIBAS
By:	GENOVEVA RAMON-BORJA	MARCOS MONTEJO
Name:	GENOVEVA RAMON-BORJA	MARCOS MONTEJO
Title:	DIRECTOR	DIRECTOR

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As Remaining Lender
FORTIS BANK S.A., SUCURSAL EN ESPAÑA
By:	GUTIERREZ BUENO CARMEN	FERNANDO ALFARO DE HERRÁN
Name:	GUTIERREZ BUENO CARMEN	FERNANDO ALFARO DE HERRÁN
Title:	MIDDLE OFFICE	SENIOR CORPORATE MANAGER

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Agreement dated as of 30 June 2006

As Remaining Lender
HSBC BANK PLC, SUCURSAL EN ESPAÑA
By:	FRANCISCO NEIRA
Name:	FRANCISCO NEIRA
Title:	DIRECTOR

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Agreement dated as of 30 June 2006

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INSTITUTO DE CREDITO OFICIAL
By:	MIGUEL LÓPEZ DE FORONDA PÉREZ
Name:	MIGUEL LÓPEZ DE FORONDA PÉREZ
Title:	HEAD OF INTERNATIONAL FINANCE

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Agreement dated as of 30 June 2006

As Remaining Lender
JPMORGAN CHASE BANK N.A., SUCURSAL EN ESPAÑA
By:	ROSA P. GARCIA MARTINEZ	CARLOS ZULOAGA
Name:	ROSA P. GARCIA MARTINEZ	CARLOS ZULOAGA
Title:	VICE PRESIDENT	VICE PRESIDENT

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Agreement dated as of 30 June 2006

As Remaining Lender
THE ROYAL BANK OF SCOTLAND PLC
By:	JAVIER SIERRA	GUILLERMO POGGIO
Name:	JAVIER SIERRA	GUILLERMO POGGIO
Title:	SR. CORPORATE DIRECTOR	ASSOCIATE DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
WEST LB, AG SUCURSAL EN ESPAÑA
By:	MANUEL LÓPEZ RODRIGUEZ	RAUL CALVO TUDELA
Name:	MANUEL LÓPEZ RODRIGUEZ	RAUL CALVO TUDELA
Title:	DIRECTOR	ASSOCIATE DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
BANCA NAZIONALE DEL LAVORO, S.P.A. SUCURSAL EN ESPAÑA
By:	ENRIQUE SALOMONE MERELLO	IGNACIO SANZ SERRANO
Name:	ENRIQUE SALOMONE MERELLO	IGNACIO SANZ SERRANO
Title:	RELATIONSHIP MANAGER	CORPORATE BANKING DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
BANCA S.P.A.
By:	ARMANDO BALBOA	JOAQUÍN CALVO-SOTELO
Name:	ARMANDO BALBOA	JOAQUÍN CALVO-SOTELO
Title:	ASSISTANT VICE-PRESIDENT	ASSISTANT GENERAL MANAGER

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As Remaining Lender
BARCLAYS BANK PLC
By:	NICHOLAS A. BELL
Name:	NICHOLAS A. BELL
Title:	DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
BAYERISCHE LANDESBANK
By:	NIKOLAI VON MENGDEN
Name:	NIKOLAI VON MENGDEN
Title:	SENIOR VICE PRESIDENT

By:	GEORGE J. SCHNEPF
Name:	GEORGE J. SCHNEPF
Title:	VICE PRESIDENT

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Agreement dated as of 30 June 2006

As Remaining Lender
BoA NETHERLANDS COÖPERATIEVE, U.A.
By:	JOANNE R. GOODSELL	EDWIN J. BROUWER
Name:	JOANNE R. GOODSELL	EDWIN J. BROUWER
Title:	DIRECTOR	DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
BRED BANQUE POPULAIRE
By:	JEAN MICHEL LATY
Name:	JEAN MICHEL LATY
Title:	EXECUTIVE CHIEF MANAGER

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Agreement dated as of 30 June 2006

As Remaining Lender
DRESDNER BANK AG, NEW YORK BRANCH
By:	BRIAN SMITH
Name:	BRIAN SMITH
Title:	MANAGING DIRECTOR

By:	MARK McGUIGAN
Name:	MARK McGUIGAN
Title:	VICE PRESIDENT

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Agreement dated as of 30 June 2006

As Remaining Lender
CAJA DE AHORROS DE ASTURIAS
By:	JORGE DIEZ FERNANDEZ
Name:	JORGE DIEZ FERNANDEZ
Title:	DIRECTOR DE TESORERÍA Y MERCADO DE CAPITALES

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Agreement dated as of 30 June 2006

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CAJA DE AHORROS DE GALICIA
By:	ARTURO BERMÚDEZ	JOSE DE PABLO
Name:	ARTURO BERMÚDEZ	JOSE DE PABLO
Title:	JEFE DE SINDICACIONES	SUBD. MECARDO CAPITALES

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CAJA AHORROS Y MONTE DE PIEDAD DE MADRID
By:	PAUL BARRABÉS	PEDRO LALANDA
Name:	PAUL BARRABÉS	PEDRO LALANDA
Title:	DIRECTOR	DIRECTOR

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Agreement dated as of 30 June 2006

As Remaining Lender
DUETSCHE BANK LUXEMBOURG S.A.
By:	FRANZ-JOSEF EWERHARDY	KARLINA BELHOSTE
Name:	FRANZ-JOSEF EWERHARDY	KARLINA BELHOSTE
Title:

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Agreement dated as of 30 June 2006

As Remaining Lender
IKB INTERNATIONAL S.A.
By:	EWA SZCZYCINSKI	GINA CENTI
Name:	EWA SZCZYCINSKI	GINA CENTI
Title:	FONDÉ DE POUVOIR	MANDATAIRE

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Agreement dated as of 30 June 2006

As Remaining Lender
ING BELGIUM, S.A., SUCURSAL EN ESPAÑA
By:	GUSTAVO DE ROSA	ASUNCION GOMEZA
Name:	GUSTAVO DE ROSA	ASUNCION GOMEZA
Title:

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Agreement dated as of 30 June 2006

As Remaining Lender
LLOYDS TSB BANK PLC
By:	CHRIS SPEDDING
Name:	CHRIS SPEDDING
Title:	CORPORATE MANAGER S069

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Agreement dated as of 30 June 2006

As Remaining Lender
SANPAOLO IMI S.P.A.
By:	MARCO SILVIO PIZZI
Name:	MARCO SILVIO PIZZI
Title:	GENERAL MANAGER

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Agreement dated as of 30 June 2006

As Remaining Lender
SCOTIABANK EUROPE PLC
By:	GERRY JONES
Name:	GERRY JONES
Title:	MANAGER

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Agreement dated as of 30 June 2006

As Remaining Lender
SOCIÉTÉ GÉNÉRALE
By:	ALVARO COROMINAS	CARLOS SORIANO
Name:	ALVARO COROMINAS	CARLOS SORIANO
Title:

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Agreement dated as of 30 June 2006

As Remaining Lender
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., SUCURSAL EN ESPAÑA
By:	IGNACIO ASÍN LAPIQUE
Name:	IGNACIO ASÍN LAPIQUE
Title:	HEAD OF CORPORATE BANKING

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Agreement dated as of 30 June 2006

As Remaining Lender
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	PAUL COSTELLO	KEVIN MURRAY
Name:	PAUL COSTELLO	KEVIN MURRAY
Title:	DEPUTY MANAGER	ASSOCIATE DIRECTOR

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Agreement dated as of 30 June 2006

As Transferring Lender
ABN AMRO BANK N.V. SUCURSAL EN ESPAÑA
By:	MIGUEL ANGEL BELEÑA	EMILIO GOMEZ
Name:	MIGUEL ANGEL BELEÑA	EMILIO GOMEZ
Title:

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Agreement dated as of 30 June 2006

As Transferring Lender
BANKINTER S.A.
By:	CARLOS RODRIGUEZ UGARTE	MIGUEL ANGEL TAPIA ALONSO
Name:	CARLOS RODRIGUEZ UGARTE	MIGUEL ANGEL TAPIA ALONSO
Title:	AREA MANAGER	ACCOUNT MANAGER

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Agreement dated as of __________________ 2006

As Transferring Lender
BANCO DE SABADELL, S.A.
By:	FRANCISCO JAVIER GONZÁLEZ	GUSTAVO MANUEL GUTIÉRREZ LEÓN
Name:	FRANCISCO JAVIER GONZÁLEZ	GUSTAVO MANUEL GUTIÉRREZ LEÓN
Title:	DIRECTOR	DIRECTOR

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Agreement dated as of 30 June 2006

As Transferring Lender
BANCO DE GALICIA, S.A.
By:	FERNANDO SANMARTIN FILGUEIRA	CLOTILDE SUAREZ ARIAS
Name:	FERNANDO SANMARTIN FILGUEIRA	CLOTILDE SUAREZ ARIAS
Title:

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Agreement dated as of 30 June 2006

As Transferring Lender
BANCO POPULAR ESPAÑOL, S.A.
By:	MIGUEL A. PERÉZ	SAMUEL SERRANO
Name:	MIGUEL A. PERÉZ	SAMUEL SERRANO
Title:	MANAGER	MANAGER

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Agreement dated as of 30 June 2006

As Transferring Lender
BANK OF CHINA (LUXEMBOURG) S.A.
By:	TANG MAOHENG
Name:	TANG MAOHENG
Title:	DEPUTY GENERAL MANAGER

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Agreement dated as of 30 June 2006

As Transferring Lender
CAJA DE AHORROS DEL MEDITERRANEO
By:	JOSÉ RAFAEL PASTOR LLUCH
Name:	JOSÉ RAFAEL PASTOR LLUCH
Title:	JÉFÉ DEPRÉSTAMOS SINDICADOS

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Agreement dated as of 30 June 2006

As Transferring Lender
CENTROBANCA S.P.A.
By:	DANIELE QUARTIERI
Name:	DANIELE QUARTIERI
Title:	SENIOR DIRECTOR

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Agreement dated as of 30 June 2006

As Transferring Lender
CREDIT INDUSTRIEL ET COMMERCIAL
By:	P.L. KITCHING	T.D. PRESTWICH
Name:	P.L. KITCHING	T.D. PRESTWICH
Title:		DIRECTOR, CORPORATE BANKING

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Agreement dated as of 30 June 2006

As Transferring Lender
MIZUHO CORPORATE BANK NEDERLAND N.V.
By:	Mr. H. TAKAHASHI	Mr. P. KOENDERS
Name:	Mr. H. TAKAHASHI	Mr. P. KOENDERS
Title:	MANAGING DIRECTOR	SENIOR MANAGER

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Agreement dated as of 30 June 2006

As Transferring Lender
MONTES DE PIEDAD Y CAJA DE AHORROS DE RONDA, CADIZ, ALMERIA MALAGA Y ANTEQUERA (UNICAJA)
By:	ANTONIO AVILÉS
Name:	ANTONIO AVILÉS
Title:	DE ÀREA